UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 5, 2007

Commission file number: 033-74194-01

REMINGTON ARMS COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	51-0350935
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

870 Remington Drive

P.O. Box 700

Madison, North Carolina 27025-0700

(Address of principal executive offices)

(Zip Code)

(336) 548-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K has 3 pages.

ITEM 7.01  Regulation FD Disclosure.

On April 5, 2007, Remington Arms Company, Inc. (“Remington”) announced that it will be acquired by an affiliate of Cerberus Capital Management, L.P. (“Cerberus”) as part of a definitive agreement between Cerberus and RACI Holding, Inc. (“Holding”). More specifically, Holding and its stockholders, stock option holders and deferred stockholders, including the ownership interests represented by the BRS Fund and the CDR Fund, entered into a stock purchase agreement with Cerberus whereby Cerberus has agreed to purchase all shares of Holding’s outstanding common stock and all shares of Holding’s outstanding redeemable deferred shares.

The company expects the transaction to close on or before June 28, 2007.

ITEM 9.01  Financial Statements and Exhibits

(d)	Exhibits. Attached as Exhibit 99.1 is the Remington Press Release, dated April 5, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REMINGTON ARMS COMPANY, INC.

            /s/ Stephen P. Jackson, Jr.

Stephen P. Jackson, Jr.

Senior Vice President, Chief Financial Officer,

Treasurer and Corporate Secretary

(Principal Financial Officer)

April 5, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Remington Press Release, dated April 5, 2007